                           GREEN TREE FINANCIAL CORP.


                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1997, (97-4), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1997 to November 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 NOVEMBER 1997



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97

                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                            $6,946,305.98

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       6,946,305.98

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.7438%)       5.7438%
          b. Class A-1 Interest                    14,124.01         .67903885
          c. Class A-2 Remittance Rate(6.22%)           6.22%
          d. Class A-2 Interest                   388,750.00        5.18333333
          e. Class A-3 Remittance Rate(6.45%)           6.45%
          f. Class A-3 Interest                   333,250.00        5.37500000
          g. Class A-4 Remittance Rate(6.65%)           6.65%
          h. Class A-4 Interest                   454,416.67        5.54166667
          i. Class A-5 Remittance Rate(6.88%)           6.88%
          j. Class A-5 Interest                   246,533.33        5.73333333
          k. Class A-6 Remittance Rate(7.03%            7.03%
          l. Class A-6 Interest                   317,521.67        5.85833333
          m. Class A-7 Remittance Rate (7.36%
             unless the Weighted Average
             Contract rate is less than 7.36%)          7.36%
          n. Class A-7 Interest                   644,000.00        6.13333333

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 2



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

3)    Amount applied to:

      a. Unpaid Class A Interest
            Shortfall                                    .00               .00

(4)   Remaining:
      a. Unpaid Class A Interest
            Shortfall                                    .00               .00

B.    Principal
      (5) Formula Principal Distribution
          Amount                                2,931,973.57               N/A
      a. Scheduled Principal                      552,348.74               N/A
      b. Principal Prepayments                  2,162,401.43               N/A
      c. Liquidated Contracts                      55,950.85               N/A
      d. Repurchases                                     .00               N/A
      e. Current Month Advanced Principal         918,675.50               N/A
      f. Prior Month Advanced Principal          (757,402.95)              N/A

 (6)  Pool Scheduled Principal Balance        500,348,274.24

(6b)  Adjusted Pool Principal Balance         499,429,598.74      908.05381589
(6c)  Pool Factor                                 0.90805382

 (7)  Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date            .00

 (8)  Class A Percentage for such Remittance
      Date                                             92.24%

 (9)  Class A Percentage for the following
      Remittance Date                                  92.19%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 3



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



 (10) Class A Principal Distribution:
      a. Class A-1                              2,931,973.57      140.96026779
      b. Class A-2                                       .00               .00
      c. Class A-3                                       .00               .00
      d. Class A-4                                       .00               .00
      e. Class A-5                                       .00               .00
      f. Class A-6                                       .00               .00


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------



 (11) Class A-1 Principal Balance                 229,598.74       11.03840096
(11a) Class A-1 Pool Factor                        .01103840

 (12) Class A-2 Principal Balance              75,000,000.00      1000.0000000
(12a) Class A-2 Pool Factor                       1.00000000

 (13) Class A-3 Principal Balance              62,000,000.00      1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

 (14) Class A-4 Principal Balance              82,000,000.00      1000.0000000
(14a) Class A-4 Pool Factor                       1.00000000

 (15) Class A-5 Principal Balance              43,000,000.00      1000.0000000
(15a) Class A-5 Pool Factor                       1.00000000

 (16) Class A-6 Principal Balance              54,200,000.00      1000.0000000
(16a) Class A-6 Pool Factor                       1.00000000

 (17) Class A-7 Principal Balance             105,000,000.00      1000.0000000
(17a) Class A-7 Pool Factor                       1.00000000

 (18) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 4



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19)  31-59 days                       3,448,816.85               98

   (20)  60 days or more                  2,352,483.11               66

   (21)  Current Month Repossessions        625,525.93               21

   (22)  Repossession Inventory           1,085,739.34               37

   (23)  Weighted Average Contract Rate        9.99332

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in June 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date    .69%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; June not exceed 3.5%)                              .34%

(25) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date   .69%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; June not exceed 5.5%)                              .56%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 5



                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; June not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                             .01%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date        30,096.66

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          June not exceed 2.25%)                                           .03%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 23.25%)                                              15.53%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                       .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                 7.76%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 6



                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

CLASS M1 CERTIFICATES
---------------------

  (30) Amount available (including Monthly
       Servicing Fee)                           1,615,736.73

A.     Interest
  (31) Aggregate interest

       a.  Class M-1 Remittance Rate (7.22%,
           unless Weighted Average Contract
           Rate is below 7.22%)                         7.22%

       b.  Class M-1 Interest                     234,650.00        6.01666667

  (32) Amount applied to Class M-1 Interest
       Deficiency Amount                                 .00                 0

  (33) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                 .00                 0

  (34) Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall            .00                 0

  (35) Remaining:
       a. Unpaid Class M-1 Interest Shortfall            .00                 0

B.     Principal
  (36) Formula Principal Distribution Amount             .00               N/A
       a. Scheduled Principal                            .00               N/A
       b. Principal Prepayments                          .00               N/A
       c. Liquidated Contracts                           .00               N/A
       d. Repurchases                                    .00               N/A

  (37) Class M-1 Principal Balance             39,000,000.00     1000.00000000
 (37a) Class M-1 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 7



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



(38) Class M-1 Percentage for such Remittance
     Date                                                .00%


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

(39) Class M-1 Principal Distribution:
     a. Class M-1 (current)                              .00        0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                             .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date          .00

(41) Class M-1 Percentage for the following
     Remittance Date                                     .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             1,381,086.73

(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)     7.23%

(3)  Aggregate Class B1 Interest                  125,320.00        6.02500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                               .00               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                  .00               .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 8



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                  .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                  .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date           .00

(8a)  Class B Percentage for such Remittance Date        .00


                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------



(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

(11)  Class B Principal Balance                39,000,000.00

(12)  Class B1 Principal Balance               20,800,000.00
(12a) Class B1 Pool Factor                        1.00000000


Class B2 Certificates
---------------------

(13)  Remaining Amount Available                1,255,766.73

(14)  Class B-2 Remittance Rate (7.73%
      unless Weighted Average Contract
      Rate is less than 7.73%)                          7.73%

(15)  Aggregate Class B2 Interest                 117,238.33        6.44166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 9


                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00               .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall      .00               .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

(19)  Class B2 Principal Liquidation Loss Amount         .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

(21)  Guarantee Payment                                  .00

(22)  Class B2 Principal Balance               18,200,000.00
(22a) Class B2 Pool Factor                        1.00000000



                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ----------      ------------



(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             209,632.91

(24) 3% Guarantee                                 928,895.49

(25) Class C Residual Payment                            .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            NOVEMBER 1997 - Page 10



                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 12/15/97



(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        625,525.93

(29) Repossessed Contracts Remaining
     in Inventory                               1,085,739.34